Business Combinations - Summary of Supplement of the Company on an Pro Forma Information (Details) - HMH Holding BV And Subsidiaries [Member] - Drillform Technical Services Ltd [Member]	12 Months Ended
Dec. 31, 2024 USD ($) $ / shares
Business Combination, Pro Forma Information [Line Items]
Revenues | $	$ 849,860
Net income attributable | $	$ 49,753
Net income per common share—basic | $ / shares	$ 248,765
Net income per common share—diluted | $ / shares	$ 248,765